Exhibit 99.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: February 16, 2015

UPFRONT II, L.P.

By: Upfront GP II, L.P.
Its: General Partner

By: GRP Management Services Corp.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT II PARTNERS, L.P.

By: Upfront GP II, L.P.
Its: General Partner

By: GRP Management Services Corp.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT GP II, L.P.

By: GRP Management Services Corp.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT II INVESTORS, L.P.

By: GRP Management Services Corp.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

GRP MANAGEMENT SERVICES CORP.

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT III, L.P.

By: Upfront GP III, L.P.
Its: General Partner

By: Upfront Ventures Management, Inc.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT GP III, L.P.

By: Upfront Ventures Management, Inc.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT III PARTNERS, L.P.

By: Upfront GP III, L.P.
Its: General Partner

By: Upfront Ventures Management, Inc.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT III INVESTORS, L.P.

By: Upfront GP III, L.P.
Its: General Partner

By: Upfront Ventures Management, Inc.
Its: General Partner

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

UPFRONT VENTURES MANAGEMENT, INC.

By:	/s/ Dana Kibler
Name:	Dana Kibler
Title:	Chief Financial Officer

/s/ Steven Dietz
Steven Dietz

/s/ Yves B. Sisteron
Yves B. Sisteron

/s/ Mark Suster
Mark Suster